Exhibit 99(c)

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 16, 2021

/s/ Mark Q. Prindiville
Mark Q. Prindiville
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Vice President of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 16, 2021

/s/ Rebecca D. Kennedy
Rebecca D. Kennedy
Director and Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and President of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 16, 2021

/s/ Jesse E. Merten
Jesse E. Merten
Director and President